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                                                                    Exhibit 23.2

               CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 28, 1996, with respect to the consolidated financial statements incorporated by referenced in the Registration Statement (Form S-3) and related Prospectus of Sunshine Mining and Refining Company as filed with the Securities and Exchange Commission on June 21, 1996.


                                           ERNST & YOUNG LLP



Dallas, Texas
June 21, 1996